UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

November 8, 2019

LEGACY HOUSING CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-38761	20-2897516
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Airport Freeway, #100, Bedford, Texas		76022
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (817) 799-4900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Stock ($0.001 par value)	LEGH	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.Submission of Matters to a Vote of Security Holders.

On November 8, 2019 we held our annual meeting of stockholders.  The following matters were submitted to our stockholders for consideration (all of which were set forth in our definitive proxy statement on Schedule 14A filed with the SEC on October 2, 2019):

Proposal 1:  Election of five directors to our board of directors for a one-year term of office or until their successors are elected and qualified.

Proposal 2:  Ratification of the appointment of BKD, LLP as our independent registered public accounting firm for the year ending December 31, 2019.

Proposal 3:  Approval of Reincorporation of Legacy Housing Corporation to Texas.

We had 24,722,936 shares of common stock outstanding on August 13, 2019, the record date for the annual meeting.  At the annual meeting, holders of 19,686,029 shares of our common stock were present in person or represented by proxy.  The full voting results were as follows:

1.Election of Five Directors.  Our stockholders elected the five nominees listed in our definitive proxy statement to serve on our board of directors for a one-year term of office or until their successors are elected and qualified.  The results of the voting were as follows:

	Votes For	Against	Abstained

Curtis D. Hodgson	18,831,449	0	854,580

Kenneth E. Shipley	18,877,138	0	808,891

Mark E. Bennett	18,808,928	0	877,101

John A. Isakson	18,851,536	0	834,503

Stephen L. Crawford	18,900,155	0	785,874

2.Ratification of the Independent Registered Public Accounting Firm.  Our stockholders ratified the appointment of BKD, LLP as our independent registered public accountants for the year ending December 31, 2019.  The results of the voting were as follows:

Votes For	Against	Abstained

19,560,138	63,750	62,141

3.Approval of Reincorporation of Legacy Housing Corporation to Texas.  Our stockholders voted for the reincorporation of our company to the State of Texas.  The results of voting were as follows:

Votes For	Against	Abstained

17,885,139	964,134	836,756

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A
LEGACY HOUSING CORPORATION

Date: November 14, 2019	By:	/s/ Neal J. Suit
	Name:	Neal J. Suit
	Title:	Executive Vice President and General Counsel